                                                         1997 Semiannual Report



[LOGO]

[GRAPHIC]


INTERNATIONAL
GROWTH FUNDS


EMERGING MARKETS GROWTH FUND
-------------------------------

PACIFIC-EUROPEAN GROWTH FUND
-------------------------------

CONTENTS

EMERGING MARKETS GROWTH FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . 9
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .22
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .27
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

PACIFIC-EUROPEAN GROWTH FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . 9
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .24
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .27
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. Risks are particularly significant when investing in emerging markets. See the prospectus for more complete information regarding risks.

This report is intended for shareholders of Emerging Markets Growth Fund and Pacific-European Growth Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

*** This report includes a glossary to help you understand financial words used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

[LOGO]

INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund           International investments offer
Pacific-European Growth Fund           geographic diversification, often
                                       considered essential for
                                       successful equity investing.


U.S. GROWTH FUNDS
-------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
-------------------------------------
Growth and Income Fund
Balanced Fund


INCOME FUNDS
-------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS
-------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


CASH MANAGEMENT FUNDS*
-------------------------------------
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund

Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778. Please read the prospectuses carefully before investing.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
May 15, 1997
--------------------------------------------------------------------------------

[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital Management
----------------------------

INVESTOR EXPECTATIONS
--------------------------------------------------------------------------------
What investors expect from the stock market over the next 10 years.

[CHART]

56% Expect a 14% return.
29% Expect more than a 14% return.
14% Expect less than a 14% return.

Source: Louis Harris and
Associates, 1996

*Past performance does not guarantee future results. Keep in mind that stocks are more volatile than bonds, and long-term government bonds are guaranteed by the U.S. government or its agencies as to payment of principal and interest.

DEAR SHAREHOLDERS:

What are you expecting from the markets this year? There's no denying that the stock market's been on a bit of a roller coaster ride of late. The past six months alone have seen record Dow highs, followed by quick downturns and rebounds that are higher still. In fact, stock and bond prices have seen unprecedented growth for almost 15 years. And, fortunately, more of you than ever are sharing in these gains.

  Word has it that investors' EXPECTATIONS have soared right along with these phenomenal returns, and that's troubling. Don't get me wrong - we're happy about the gains investors have enjoyed. But it's important that we all understand the markets' potential for volatility and balance that with a good dose of reality.

  Here's what I mean. According to Ibbotson Associates, the markets have, on average, returned 11% in large-company stocks and 5% in long-term government bonds per year since 1926.* Yet today's investors expect much more. I recently read the results of a national survey by Louis Harris and Associates that found a wide majority of investors expect at least a 14% stock market return over the next 10 years (which is the average annual return from the last decade). Some predict even greater returns.

  No matter what the markets bring this year, I believe it's important to maintain a long-term perspective. History shows that it's common for investors to bail out at the first signs of a market downturn. But if I've learned one thing from my 30 years in the financial services industry, it's this: you can gain only if you stay in the game for the long term. Remember that market and interest rate volatility (like we saw in March) are normal parts of investing. I've never met anyone who can always time the market to their advantage. Here's an adage to keep in mind: focus on "TIME IN the market," not "TIMING the market."

  My other advice for weathering the bumpy markets? Stay in touch with your Investment Executive. Together, you have probably already set your financial goals and formulated a plan to help you reach them. Stick to that plan. During this uncertain time, your Investment Executive can help you sort through the clutter and tune out the market noise. Best of all, your broker can lend you the perspective gained from years of experience and help you focus on long-term results.

Thank you for your investment and best wishes for the balance of 1997.

Sincerely,

/s/ William H. Ellis

William H. Ellis


--------------------------------------------------------------------------------

                            1  1997 Semiannual Report-International Growth Funds

EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
May 15, 1997
--------------------------------------------------------------------------------

[PHOTO]
RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and manager of Emerging Markets Growth Fund. He has 25 years of financial experience.
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

EMERGING MARKETS GROWTH FUND CLASS A RETURNED 12.94%* FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compares to a 7.83% return for the MSCI Emerging Markets Free Index+ and an 11.08% return for the Lipper Emerging Markets Funds Average++ over the same time period. The fund's strong performance compared to the index and the average was largely due to our overweighted*** position in Latin America, which recorded solid investment results.

DURING THE FIRST THREE MONTHS OF THE PERIOD, THE LATIN AMERICAN MARKETS TRENDED LOWER BUT THEN RECORDED EXCELLENT RESULTS IN JANUARY AND FEBRUARY BEFORE RETREATING IN MARCH. Economic conditions continued to improve in the region. In Mexico, for example, inflation declined, while the economy, bolstered by rising industrial production, showed clear signs of strength. Rising industrial production and political stability helped other key markets in the region, most notably Brazil and Argentina.

THE BEST PERFORMING MARKET IN LATIN AMERICA WAS BRAZIL, FOLLOWED BY ARGENTINA AND COLOMBIA. The solid performance in Brazil was due to the acceleration of the country's privatization program and significant tariff increases for telecommunications and electricity companies. One of our better

--------------------------------------------------------------------------------

FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[CHART]

         Emerging Markets
         "Growth Fund Class A,"
         reflects the fund's      MSCI Emerging            Lipper Emerging
         maximum 4%               Markets                  Markets Funds
         sales charge             Free Index+              Average++
11-93     9581                    10000                    10000
         10608                    11653                    11494
3-94     10454                    10599                    10643
          8774                    10447                    10006
         11443                    12615                    11974
          8688                    10800                    10215
3-95      6010                     9464                     8804
          6913                    10445                     9600
          7009                    10378                     9653
          6798                    10238                     9295
3-96      7624                    10875                    10097
          8488                    11330                    10560
          8497                    10920                    10318
          8789                    10855                    10390
3-97      9596                    11775                    11215

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets that are open to foreign investors.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge.

One Year                     20.85%
--------------------------------------------------------------------------------
Three Year                   -4.13%
--------------------------------------------------------------------------------
Since Inception (11/9/93)    -1.21%
--------------------------------------------------------------------------------

Class B Cumulative Total Returns
Includes the fund's contingent deferred sales charge.

Since Inception (2/18/97)    -5.42%
--------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the class A average annualized total returns would have been:
19.04% one year, -5.45% three year and -2.57% since inception; and the class B cumulative since inception total return would have been -6.65%.

* Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED.

The fund operated as Hercules Latin American Value Fund until June 21, 1996. Up to that point, it invested only in Latin American securities.


All fund and benchmark returns include reinvested distributions.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            2  1997 Semiannual Report-International Growth Funds

--------------------------------------------------------------------------------

performing stocks in Brazil was Telebras, a major telecommunications provider (as of March 31, 1997, this stock represented 4% of the fund's total assets). In 1996 alone, the stock advanced approximately 60% due to a sharp increase in earnings. Telebras also continued to benefit from deregulation and privatization in Brazil. Strong cash flows into the newly established pension funds helped bolster the Argentinian stock market. Colombia rallied on improving political and economic conditions.

DURING THE PERIOD, THE FUND BROADENED ITS EXPOSURE TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES IN SOUTHEAST ASIA, EASTERN EUROPE AND AFRICA. Several companies in these regions appear to have excellent earnings growth prospects and are still selling at attractive valuations*** relative to stocks in mature markets. Moreover, the economies in which they operate are growing at a healthy rate. Two examples include NMBZ Holdings (0.8%), a national merchant bank in Zimbabwe, and Sasol (2%), a South African synthetic oil company. To expand into these areas, we used new cash inflows into the fund and the sale of Latin American stocks that met our target prices.

IN MARCH, THE FUND SLOWED ITS BUYING PROGRAM IN SOUTHEAST ASIA, EASTERN EUROPE AND AFRICA AND SLIGHTLY INCREASED ITS CASH POSITION BY TAKING ADDITIONAL PROFITS IN LATIN AMERICAN STOCKS. The move was due to the downturn in the U.S. financial markets because of stronger-than-expected domestic economic growth and its effect on most overseas markets. The fund's above-average cash position late in the period helped protect shareholder capital during this period.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[CHART]
Malaysia 16%
Brazil 16%
South Africa 6%
Chile 5%
Hong Kong 4%
Philippines 4%
Argentina 3%
Indonesia 4%
Thailand 3%
Mexico 9%
Other Assets 13%
Other Countries* 17%

* Other countries include China, Hungary, Papua New Guinea, Russia, Taiwan, Egypt, Ghana, Greece, India, Pakistan, Peru and South Korea.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

    COMPANY                            SECTOR                  COUNTRY

1   Telecomunicacoes Brasileiras
    (Telebras)                         Telecommunications      Brazil      4%
--------------------------------------------------------------------------------
2   Grupo Financiero
    Banorte Class B                    Financial Services      Mexico      3%
--------------------------------------------------------------------------------
3   Malayan Cement                     Construction Materials  Malaysia    3%
--------------------------------------------------------------------------------
4   Chilectra ADR                      Utilities               Chile       2%
--------------------------------------------------------------------------------
5   Telekomunikasi Indonesia           Telecommunications      Indonesia   2%
--------------------------------------------------------------------------------
6   Centrais Eletricas
    Brasileiras (Electrobras)          Utilities               Brazil      2%
--------------------------------------------------------------------------------
7   Guinness Anchor                    Brewers & Distillers    Malaysia    2%
--------------------------------------------------------------------------------
8   Usinas Siderurgica de Minas
    Gerais (Usiminas) Preferred Stock  Metal Products          Brazil      2%
--------------------------------------------------------------------------------
9   Belle                              Real Estate             Philippines 2%
--------------------------------------------------------------------------------
10  Tan Chong Motor                    Automobiles             Malaysia    2%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            3  1997 Semiannual Report-International Growth Funds

--------------------------------------------------------------------------------

OUR FORECAST FOR EMERGING MARKETS REMAINS POSITIVE. On balance, economies are expanding at a healthy pace, earnings growth rates are strong, and the political landscape appears stable. Given the correction*** that took place in Latin American markets in 1995 and the downturn in many Pacific Basin markets in 1996, prices of many stocks are also attractive. The same can be said for valuations in our other principal areas of investment, namely Eastern Europe and North Africa. We expect interest rates in Mexico, Brazil and Chile to fall as inflation declines. Lower interest rates should benefit corporate earnings. We don't believe China's takeover of Hong Kong in July will have a negative impact on financial markets in southeast Asia. In fact, a non-eventful takeover may be viewed positively by investors. While the strength of the U.S. economy may cause continued volatility in the domestic markets, we don't anticipate significant performance correlation between U.S. securities and the fund's current holdings.

Thank you for your investment in the Emerging Markets Growth Fund. We consider it a privilege to manage your money and remain dedicated to helping you pursue your long-term financial goals through superior investment results.

Sincerely,

/s/ Richard Muckart

Richard Muckart
Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            4  1997 Semiannual Report-International Growth Funds

PACIFIC-EUROPEAN GROWTH FUND
--------------------------------------------------------------------------------
May 15, 1997
--------------------------------------------------------------------------------

[PHOTO]
RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and manager of Pacific-European Growth Fund. He has 25 years of financial experience.
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, PACIFIC-EUROPEAN GROWTH FUND CLASS A PRODUCED A TOTAL RETURN OF -1.55%,* WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. Over the same time frame, the MSCI European, Australian, Far East (EAFE) Index+, the fund's benchmark,*** returned 0.15% and the Lipper International Funds Average++ returned 5.33%. Our underperformance was due largely to our overweighting*** in the Pacific Basin and our underweighting*** in Europe. For the period, European markets significantly outperformed their Pacific Basin counterparts.

POOR PERFORMANCE BY JAPANESE STOCKS HAD A NEGATIVE IMPACT ON THE FUND'S INVESTMENT RESULTS. Weakness in the Japanese market was due to several factors. Investors were concerned over the 1997 draft budget, which requires fiscal tightening to curb government debt. A slowing economy also affected performance. After showing signs of an improving economy early in 1996, Japan's economy slowed late in the year and into 1997. Additionally, problems within the country's banking system had a significantly negative effect on stock prices. Two holdings in the fund that recorded disappointing results were FUJI Bank (1% of total assets as of March 31) and Topre (0.5%), an automotive parts

--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[CHART]

         Pacific European
         "Growth Fund Class A,"
         reflects the fund's
         maximum 4%                                        Lipper International
         sales charge             MSCI EAFE Index+         Funds Average++
4-90      9635                    10000                    10000
          9793                    11049                    10969
          7885                     8714                     9042
          8347                     9641                     9491
3-91      9269                    10366                    10203
          9072                     9808                     9892
          8902                    10658                    10580
          9286                    10845                    10729
          9205                     9567                    10501
          9766                     9778                    11008
          9187                     9935                    10430
          9205                     9560                    10315
3-93     11005                    10715                    11197
         10742                    11802                    11758
         11610                    12593                    12893
         13840                    12710                    14352
         13168                    13163                    14101
         13640                    13844                    14263
         14149                    13867                    14800
         13427                    13735                    14168
3-95     13172                    14001                    14010
         13035                    14114                    14658
         13633                    14714                    15389
         14234                    15321                    15707
         14811                    15775                    16366
         14838                    16037                    16953
         14307                    16029                    16936
         14086                    16296                    17760
3-97     14086                    16052                    18012

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge.

One Year                    -8.70%
--------------------------------------------------------------------------------
Five Year                    7.99%
--------------------------------------------------------------------------------
Since Inception (4/27/90)    5.07%
--------------------------------------------------------------------------------

Class B And Y Cumulative Total Returns
Class B shares include the fund's contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B Since Inception (2/18/97) -5.15%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97) -1.20%
--------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the class A average annualized total returns would have been:
-8.92% one year, 7.73% five year and 4.88% since inception.

* Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED.

The fund operated as a closed-end fund until August 31, 1992.

All fund and benchmark returns include reinvested distributions.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            5  1997 Semiannual Report-International Growth Funds

--------------------------------------------------------------------------------

supplier. Since we believe the banking system will inevitably recover, we maintain our favorable long-term outlook on FUJI Bank. We sold our position in Topre following the end of the period.

AHEAD OF THE DECLINE IN JAPANESE STOCKS, THE FUND ADOPTED A DEFENSIVE STANCE BY REDUCING ITS ASSET ALLOCATION*** IN JAPAN FROM 46% OF TOTAL ASSETS ON
SEPTEMBER 30, 1996, TO 29% ON MARCH 31, 1997. This strategy reduced the impact of Japan's stock market performance on the fund's investment results. Despite Japan's problems, the fund enjoyed good performance from blue-chip*** companies there, namely Matsushita Electric Works (0.8%), Hitachi (2%) and Murata Manufacturing (2%). Since these companies have significant business interests in other countries, they are less affected by local market and economic conditions than most other Japanese companies.

CONTINENTAL EUROPEAN MARKETS PRODUCED SOLID RETURNS, BUT WEAKNESS IN THE DOLLAR CUT SLIGHTLY INTO THOSE GAINS. Strength in Europe was largely due to a generally improving economic environment. Germany and Switzerland were two of the better performing markets. The fund received good investment results from Bayer (2%), one of the world's largest chemical companies; electronics and communications giant Siemens (1%); Swiss-based Nestle (2%); and French oil giant Total (2%). Due to the Easter holidays, the late-quarter decline in U.S. stocks was not fully reflected in European markets. In March, the fund maintained a defensive investment posture by emphasizing value stocks in both the Pacific Basin and European markets. These stocks tend to fare better than growth stocks when markets trend lower.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY REGION
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[GRAPH]

                        Pacific-European
                        Growth Fund              MSCI EAFE Index**
Japan                   29.0                     30.0
Other Pacific Basin     13.0                     11.0
Europe                  48.0                     59.0
Latin America            5.0                      0.0
Other Assets             4.0                      0.0
Short-Term               1.0                      0.0

** The MSCI EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

    COMPANY                            SECTOR                  COUNTRY

1   Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit (VNU)                        Printing & Publishing   Netherlands 2%
--------------------------------------------------------------------------------
2   Hitachi                            Electronics             Japan       2%
--------------------------------------------------------------------------------
3   Bayer                              Industrials &
                                       Conglomerates           Germany     2%
--------------------------------------------------------------------------------
4   Nestle                             Food & Beverage         Switzerland 2%
--------------------------------------------------------------------------------
5   AXA                                Insurance               France      2%
--------------------------------------------------------------------------------
6   Koninklijke Ahold                  Retail                  Netherlands 2%
--------------------------------------------------------------------------------
7   Total Class B                      Oil & Gas               France      2%
--------------------------------------------------------------------------------
8   Rhone-Poulenc Class A              Pharmaceuticals         France      2%
--------------------------------------------------------------------------------
9   Pinault-Printemps-Redoute          Retail                  France      2%
--------------------------------------------------------------------------------
10  Hoechst                            Chemicals               Germany     2%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            6  1997 Semiannual Report-International Growth Funds

--------------------------------------------------------------------------------

PACIFIC BASIN MARKETS RECORDED MIXED INVESTMENT RESULTS. For example, while Hong Kong and Indonesia recorded double digit percentage increases, Singapore, Korea and Thailand turned in double digit percentage losses. In February, Deng Xiaoping's death had little impact on Hong Kong and other Chinese related markets. Some of the fund's better performing stocks included Hutchison Whampoa (0.8%), an industrial conglomerate in Hong Kong, and Bank International Indonesia (0.4%), the third largest public bank in Indonesia.

DURING THE PERIOD, THE FUND ENJOYED ATTRACTIVE INVESTMENT RESULTS FROM ITS SMALL POSITION IN LATIN AMERICA. The best performing market in the region was Brazil, followed by Colombia and Argentina. Improving economic conditions in key markets were largely responsible for the gains. In Mexico, for example, inflation declined, while the economy, bolstered by rising industrial production, showed clear signs of strength. Rising industrial production and political stability helped Brazil and Argentina. Due to the uncertainty in the U.S. financial markets and its potential impact on some markets in the region, the fund reduced its exposure to Latin America late in the period by selling stocks that had already reached their price targets for 1997.

LOOKING AHEAD, OUR NEAR-TERM FORECAST FOR JAPAN REMAINS CAUTIOUS. While Japan's banking difficulties are likely to continue in the coming months, we believe the potential long-term impact of these problems has been overstated. Just as U.S. banks overcame their financial woes in the early 1990s, we expect Japanese banks will inevitably rise beyond their difficulties. Although Japanese bank stocks are


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[MAP]

Short-term assets of 1% and other assets of 4% are not included in the chart.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            7  1997 Semiannual Report-International Growth Funds

--------------------------------------------------------------------------------

not attractive to us now, our opinion could change once their values begin to firm and the local economy starts to show clear signs of a sustainable rebound.

AS FOR CONTINENTAL EUROPE AND THE PACIFIC BASIN, OUR OUTLOOK REMAINS FAVORABLE. From a macro-perspective, several structural developments in these regions bode well for financial assets. For example, an increasing number of industries are shifting from government to private control, and entire economies are opening their markets and eliminating centralized management. Moreover, valuations*** are still attractive, corporate earnings growth remains strong and interest rates are under control. In the coming months, uncertainty in the U.S. financial markets is likely to affect some non-U.S. markets. Longer-term, however, we believe the strong fundamentals underpinning most European and Pacific Basin economies will be beneficial to stocks in these regions.

We appreciate your investment in the Pacific-European Growth Fund and will do our best to deliver improved performance in pursuit of the fund's investment objective.

Sincerely,

/s/ Richard Muckart

Richard Muckart
Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                            8  1997 Semiannual Report-International Growth Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1997
 ..................................................................

                                                                EMERGING
                                                                MARKETS      PACIFIC-EUROPEAN
                                                              GROWTH FUND       GROWTH FUND
                                                              ------------   -----------------
ASSETS:
Investments in securities at market value* (including
  repurchase agreements of $0 and $1,610,000, respectively)
  (note 2) .................................................  $15,033,451      $113,749,271
Cash in bank on demand deposit .............................    1,746,811         1,086,991
Foreign cash in bank on demand deposit .....................      273,842             1,483
Receivable for investment securities sold ..................      117,698         3,179,238
Receivable for fund shares sold ............................        4,469             4,649
Organization costs .........................................       32,906                --
Dividends and accrued interest receivable ..................       74,563           455,513
Other assets ...............................................        1,911                --
                                                              ------------   -----------------
  Total assets .............................................   17,285,651       118,477,145
                                                              ------------   -----------------

LIABILITIES:
Net unrealized depreciation of forward foreign currency
  contracts held (note 5) ..................................          614             9,830
Payable for investment securities purchased ................      597,981         2,479,861
Payable for fund shares redeemed ...........................           50           220,982
Accrued investment management fee ..........................       14,207            98,909
Accrued distribution and service fees ......................        4,995            29,356
                                                              ------------   -----------------
  Total liabilities ........................................      617,847         2,838,938
                                                              ------------   -----------------
  Net assets applicable to outstanding capital stock .......  $16,667,804      $115,638,207
                                                              ------------   -----------------
                                                              ------------   -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $21,077,217      $114,982,304
Accumulated net investment loss ............................      (52,250)         (989,354)
Accumulated net realized loss on investments and foreign
  currency translations ....................................   (5,980,757)         (375,457)
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................    1,623,594         2,020,714
                                                              ------------   -----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $16,667,804      $115,638,207
                                                              ------------   -----------------
                                                              ------------   -----------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:
Net assets .................................................  $16,588,042      $ 99,108,479
Shares outstanding .........................................    1,660,462         7,993,303
Net asset value ............................................  $      9.99      $      12.40
Maximum offering price per share (net asset value plus 4% of
  offering price) ..........................................  $     10.41      $      12.92

CLASS B:
Net assets .................................................  $    79,762      $     24,523
Shares outstanding .........................................        7,992             1,978
Net asset value and offering price per share ...............  $      9.98      $      12.40

CLASS Y:
Net assets .................................................           --      $ 16,505,205
Shares outstanding .........................................           --         1,330,550
Net asset value and offering price per share ...............           --      $      12.40

* Investments in securities at identified cost .............  $13,399,321      $111,712,460
                                                              ------------   -----------------
                                                              ------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

1                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1997
 ..................................................................

                                                                EMERGING
                                                                MARKETS      PACIFIC-EUROPEAN
                                                              GROWTH FUND       GROWTH FUND
                                                              ------------   -----------------
INCOME:
Dividends (net of foreign withholding taxes of $12,588 and
  $69,616, respectively) ...................................  $    95,160      $    625,758
Interest ...................................................        1,802            17,955
                                                              ------------   -----------------

  Total income .............................................       96,962           643,713
                                                              ------------   -----------------

EXPENSES (NOTE 6):
Investment management fee ..................................       74,227           540,872
Distribution and service fees:
  Class A ..................................................       37,084           351,610
  Class B ..................................................           55                21
  Class Y ..................................................           --                --
Custodian and accounting fees ..............................          224           194,792
Transfer agent and dividend disbursing agent fees ..........       17,434            67,309
Registration fees ..........................................       14,999            28,757
Reports to shareholders ....................................       33,544            30,219
Amortization of organization costs .........................        8,925                --
Directors' fees ............................................        2,522             2,203
Audit and legal fees .......................................       52,932            47,552
Other expenses .............................................       11,277            32,180
                                                              ------------   -----------------
  Total expenses ...........................................      253,223         1,295,515
    Less Class A expenses waived by the distributor ........      (13,601)         (127,715)
    Less expenses waived by the adviser ....................      (90,598)               --
                                                              ------------   -----------------

  Net expenses before expenses paid indirectly .............      149,024         1,167,800
    Less expenses paid indirectly ..........................           --            (2,252)
                                                              ------------   -----------------

  Total net expenses .......................................      149,024         1,165,548
                                                              ------------   -----------------

  Net investment loss ......................................      (52,062)         (521,835)
                                                              ------------   -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments (including foreign tax benefit of $0 and
  $926,949, respectively) (note 3) .........................      887,589         2,613,025
Foreign currency transactions ..............................      (12,755)         (307,435)
                                                              ------------   -----------------

  Net realized gain on investments and foreign currency ....      874,834         2,305,590
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      941,453        (4,498,620)
                                                              ------------   -----------------

  Net gain (loss) on investments and foreign currency ......    1,816,287        (2,193,030)
                                                              ------------   -----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................  $ 1,764,225      $ (2,714,865)
                                                              ------------   -----------------
                                                              ------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

2                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                                                              PACIFIC-EUROPEAN
                                                                      EMERGING MARKETS GROWTH FUND            GROWTH FUND
                                                              ---------------------------------------------   -------------
                                                               Six Months     Three Months                     Six Months
                                                              Ended 3/31/97       Ended        Year Ended     Ended 3/31/97
                                                               (Unaudited)       9/30/96        6/30/96*       (Unaudited)
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss)  ..............................   $   (52,062)   $      9,030    $      28,691   $    (521,835)
Net realized gain (loss) on investments and foreign currency
  transactions  ............................................       874,834        (235,353)       1,703,865       2,305,590
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies  ...........       941,453         256,946        1,774,245      (4,498,620)
                                                              -------------   -------------   -------------   -------------

  Net increase (decrease) in net assets resulting from
    operations  ............................................     1,764,225          30,623        3,506,801      (2,714,865)
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income  ..............................        (7,719)             --               --        (659,213)
  From net realized gains  .................................            --              --               --      (3,746,346)
CLASS B:
  From net investment income  ..............................            --              --               --              --
  From net realized gains  .................................            --              --               --              --
CLASS Y:
  From net investment income  ..............................            --              --               --              --
  From net realized gains  .................................            --              --               --              --
                                                              -------------   -------------   -------------   -------------
  Total distributions  .....................................        (7,719)             --               --      (4,405,559)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A  ...................................................     1,058,214        (194,919)     (12,194,639)    (66,396,586)
CLASS B ....................................................        81,186              --               --          24,774
CLASS Y ....................................................            --              --               --      16,676,773
                                                              -------------   -------------   -------------   -------------
  Increase (decrease) in net assets from capital share
    transactions  ..........................................     1,139,400        (194,919)     (12,194,639)    (49,695,039)
                                                              -------------   -------------   -------------   -------------
  Total increase (decrease) in net assets  .................     2,895,906        (164,296)      (8,687,838)    (56,815,463)

Net assets at beginning of period  .........................    13,771,898      13,936,194       22,624,032     172,453,670
                                                              -------------   -------------   -------------   -------------

Net assets at end of period  ...............................   $16,667,804    $ 13,771,898    $  13,936,194   $ 115,638,207
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Undistributed net investment income (accumulated net
  investment loss)  ........................................   $   (52,250)   $      7,531    $          --   $    (989,354)
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

* REPRESENTS HISTORICAL FINANCIAL RESULTS OF HERCULES LATIN AMERICAN VALUE FUND PRIOR TO JUNE 21, 1996. SEE NOTE 1 TO
  FINANCIAL STATEMENTS.

                                                              Seven Months
                                                                  Ended        Year Ended
                                                                 9/30/96         2/29/96
                                                              -------------   -------------
OPERATIONS:
Net investment income (loss)  ..............................  $     292,446   $     593,324
Net realized gain (loss) on investments and foreign currency
  transactions  ............................................      9,295,452      10,814,732
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies  ...........    (13,137,979)     13,491,482
                                                              -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations  ............................................     (3,550,081)     24,899,538
                                                              -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income  ..............................             --        (593,324)
  From net realized gains  .................................     (8,239,435)    (10,077,791)
CLASS B:
  From net investment income  ..............................             --              --
  From net realized gains  .................................             --              --
CLASS Y:
  From net investment income  ..............................             --              --
  From net realized gains  .................................             --              --
                                                              -------------   -------------
  Total distributions  .....................................     (8,239,435)    (10,671,115)
                                                              -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A  ...................................................     20,931,482      (5,309,571)
CLASS B ....................................................             --              --
CLASS Y ....................................................             --              --
                                                              -------------   -------------
  Increase (decrease) in net assets from capital share
    transactions  ..........................................     20,931,482      (5,309,571)
                                                              -------------   -------------
  Total increase (decrease) in net assets  .................      9,141,966       8,918,852
Net assets at beginning of period  .........................    163,311,704     154,392,852
                                                              -------------   -------------
Net assets at end of period  ...............................  $ 172,453,670   $ 163,311,704
                                                              -------------   -------------
                                                              -------------   -------------
Undistributed net investment income (accumulated net
  investment loss)  ........................................  $     191,694   $          --
                                                              -------------   -------------
                                                              -------------   -------------
* REPRESENTS HISTORICAL FINANCIAL RESULTS OF HERCULES LATIN
  FINANCIAL STATEMENTS.

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

3                                      1997 Semiannual Report - Piper
                                     International Growth Funds

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Global Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has outstanding two series (the funds):
                      Emerging Markets Growth Fund is a non-diversified series and Pacific-European Growth Fund is a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Pacific-European Growth Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to this date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge
                      - Lower annual expenses than Class B

                      CLASS B:
                      - No front-end sales charge
                      - Subject to a contingent deferred sales charge upon redemption
                      - Higher annual expenses than Class A
                      - Automatic conversion to Class A shares at the beginning
                        of the sixth year after issuance

                      CLASS Y:
                      - Requires an initial investment of $1 million or more
                      - No front-end or contingent deferred sales charges
                      - Lower annual expenses than other classes

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Emerging Markets Growth Fund invests primarily in common stocks of companies in the world's emerging securities markets. Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund, a series of Hercules Funds Inc., on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Growth Fund prior to June 21, 1996 represents the financial history of Hercules Latin American Value Fund.

                      Pacific-European Growth Fund invests primarily in common stocks of companies in the Pacific Basin and Europe (including Eastern Europe). Pacific-European Growth Fund acquired the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund on June 21, 1996 via a tax-free reorganization.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Investments in securities traded on a U.S. or foreign securities exchange or included in a national market system are valued at the last quoted sales price. Securities for which there were no sales reported on that day are valued at the mean of the bid and asked prices. In instances where market

--------------------------------------------------------------------------------

4                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------
                      quotations are not readily available and in certain other circumstances, fair value is determined according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise tax.

--------------------------------------------------------------------------------

5                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, the "mark-to-market" of certain investments for tax purposes, losses deferred due to "wash sale" transactions, and the non-deductibility of amortization of organization costs.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared separately for each class and paid at least annually. Net realized gains distributions, if any, are made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of Emerging Markets Growth Fund's predecessor. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
                      Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

                      The funds also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint

--------------------------------------------------------------------------------

6                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------
                      repurchase agreements are held by the custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      CONCENTRATION OF RISK
                      Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities for the six months ended March 31, 1997, were as follows:

                                                   EMERGING
                                                   MARKETS        PACIFIC-EUROPEAN
                                                 GROWTH FUND      GROWTH FUND
                                                 ------------     ------------
Purchases ...................................    $11,689,072      $42,577,283
Proceeds from sales .........................    $10,968,241      $97,635,383

                      For the six months ended March 31, 1997, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------

7                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for all classes of the funds were as follows:

                                                                                                                    YEAR ENDED
                                                       SIX MONTHS ENDED                 THREE MONTHS ENDED           JUNE 30,
                                                      MARCH 31, 1997 (A)                SEPTEMBER 30, 1996             1996
                                                 -----------------------------     ----------------------------     -----------
                                                   SHARES           AMOUNT           SHARES           AMOUNT          SHARES
                                                 -----------     -------------     -----------     ------------     -----------
EMERGING MARKETS GROWTH FUND:
CLASS A (authorized 800 million shares of
  $0.01 par value):
  Purchases of fund shares ..................        540,235     $   5,048,223         570,420     $  4,970,884       1,061,183
  Issued for reinvested distributions .......            850             7,638              --               --              --
  Redemptions of fund shares ................       (436,026)       (3,997,647)       (590,645)      (5,165,803)     (2,625,903)
                                                 -----------     -------------     -----------     ------------     -----------
                                                     105,059     $   1,058,214         (20,225)    $   (194,919)     (1,564,720)
                                                 -----------     -------------     -----------     ------------     -----------
CLASS B (authorized 400 million shares of
  $0.01 par value):
  Purchases of fund shares ..................          7,995     $      81,215
  Redemptions of fund shares ................             (3)              (29)
                                                 -----------     -------------
                                                       7,992     $      81,186
                                                 -----------     -------------

                                                  AMOUNT
                                               -------------
EMERGING MARKETS GROWTH FUND:
CLASS A (authorized 800 million shares of
  $0.01 par value):
  Purchases of fund shares ..................  $   8,309,695
  Issued for reinvested distributions .......    (20,504,334)
  Redemptions of fund shares ................             --
                                               -------------
                                               $ (12,194,639)
                                               -------------
CLASS B (authorized 400 million shares of
  $0.01 par value):
  Purchases of fund shares ..................
  Redemptions of fund shares ................

                                                                                                                    YEAR ENDED
                                                       SIX MONTHS ENDED                 SEVEN MONTHS ENDED           FEBRUARY
                                                      MARCH 31, 1997 (A)                SEPTEMBER 30, 1996           29, 1996
                                                 -----------------------------     ----------------------------     -----------
                                                   SHARES           AMOUNT           SHARES           AMOUNT          SHARES
                                                 -----------     -------------     -----------     ------------     -----------
PACIFIC-EUROPEAN GROWTH FUND:
CLASS A (authorized 800 million shares of
  $0.01 par value):
  Purchases of fund shares ..................      1,132,217     $  14,075,156       1,035,524     $ 13,832,617       2,173,410
  Issued for reinvested distributions .......        341,246         4,263,873         610,491        8,150,058         795,210
  Redemptions of fund shares ................     (5,350,232)      (66,451,223)     (2,238,550)     (29,624,360)     (3,316,664)
  Redemptions in exchange for Class Y
    shares ..................................     (1,459,399)      (18,284,392)
  Issued in connection with acquisition (note
    8) ......................................                                        2,139,125       28,573,167              --
                                                 -----------     -------------     -----------     ------------     -----------
                                                  (5,336,168)    $ (66,396,586)      1,546,590     $ 20,931,482        (348,044)
                                                 -----------     -------------     -----------     ------------     -----------
CLASS B (authorized 400 million shares of
  $0.01 par value):
  Purchases of fund shares ..................          1,978     $      24,774
                                                 -----------     -------------
                                                       1,978     $      24,774
                                                 -----------     -------------
CLASS Y (authorized 200 million shares of
  $0.01 par value):
  Purchases of fund shares ..................         17,720     $     221,209
  Purchases in exchange for Class A
    shares ..................................      1,459,399        18,284,392
  Redemptions of fund shares ................       (146,569)       (1,828,828)
                                                 -----------     -------------
                                                   1,330,550     $  16,676,773
                                                 -----------     -------------

                                                  AMOUNT
                                               -------------
PACIFIC-EUROPEAN GROWTH FUND:
CLASS A (authorized 800 million shares of
  $0.01 par value):
  Purchases of fund shares ..................  $  29,496,476
  Issued for reinvested distributions .......     10,633,411
  Redemptions of fund shares ................    (45,439,458)
  Redemptions in exchange for Class Y
    shares ..................................
  Issued in connection with acquisition (note
    8) ......................................             --
                                               -------------
                                               $  (5,309,571)
                                               -------------
CLASS B (authorized 400 million shares of
  $0.01 par value):
  Purchases of fund shares ..................
CLASS Y (authorized 200 million shares of
  $0.01 par value):
  Purchases of fund shares ..................
  Purchases in exchange for Class A
    shares ..................................
  Redemptions of fund shares ................

                            (A) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT
OF OFFERING OF SHARES) TO MARCH 31, 1997 FOR CLASS B AND CLASS Y.

--------------------------------------------------------------------------------

8                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

(5) FORWARD FOREIGN
    CURRENCY CONTRACTS
 ................................
                      On March 31, 1997, the funds had open foreign currency exchange contracts which obligate the fund to deliver and receive currencies at specified future dates. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                                               U.S.                              U.S.
                                          CURRENCY           $ VALUE          CURRENCY         $ VALUE
                                            TO BE             AS OF            TO BE            AS OF         APPRECIATION
SETTLEMENT DATE                           DELIVERED          3/31/97          RECEIVED         3/31/97       (DEPRECIATION)
-----------------------------------    ---------------     ------------     ------------     ------------    --------------
EMERGING MARKETS GROWTH FUND:
3-Apr-97 ..........................        149,924 AUD     $    117,699      117,211 USD     $    117,211      $   (488)
2-Apr-97 ..........................        674,830 MYR          272,301      272,175 USD          272,175          (126)
                                                           ------------                      ------------    --------------
                                                           $    390,000                      $    389,386      $   (614)
                                                           ------------                      ------------    --------------
                                                           ------------                      ------------    --------------
PACIFIC-EUROPEAN GROWTH FUND:
7-Apr-97 ..........................        427,942 GBP     $    702,467      697,161 USD          697,161      $ (5,306)
7-Apr-97 ..........................        423,052 GBP          694,440      689,194 USD          689,194        (5,246)
7-Apr-97 ..........................        463,710 GBP          761,181      755,430 USD          755,430        (5,751)
7-Apr-97 ..........................        653,194 USD          653,194      400,954 GBP          658,166         4,972
7-Apr-97 ..........................        751,309 USD          751,309      461,181 GBP          757,027         5,718
1-Apr-97 ..........................     37,239,757 JPY          301,171      299,596 USD          299,596        (1,575)
1-Apr-97 ..........................     39,877,237 JPY          322,501      320,814 USD          320,814        (1,687)
1-Apr-97 ..........................        187,674 MYR           75,803       75,728 USD           75,728           (75)
1-Apr-97 ..........................        739,623 MYR          298,741      298,446 USD          298,446          (295)
1-Apr-97 ..........................        757,639 MYR          306,018      305,715 USD          305,715          (303)
2-Apr-97 ..........................        550,081 MYR          222,111      221,964 USD          221,964          (147)
3-Apr-97 ..........................        124,264 MYR           50,185       50,142 USD           50,142           (43)
4-Apr-97 ..........................        220,813 MYR           89,178       89,101 USD           89,101           (77)
7-Apr-97 ..........................         58,417 MYR           23,587       23,572 USD           23,572           (15)
                                                           ------------                      ------------    --------------
                                                           $  5,251,886                      $  5,242,056      $ (9,830)
                                                           ------------                      ------------    --------------
                                                           ------------                      ------------    --------------

     AUD = AUSTRALIAN DOLLAR
     GBP = BRITISH POUND
     JPY = JAPANESE YEN
     MYR = MALAYSIAN RINGGIT
     USD = UNITED STATES DOLLAR

(6) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages the funds' assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. For Emerging Markets Growth Fund the fee is equal to an annual rate of 1% of the fund's average daily net assets. For Pacific-European Growth Fund, the fee is equal to an annual rate of 1% on the first $100 million in average daily net assets, 0.875% of the next $100 million and 0.75% of the net assets in excess of $200 million.

                      Since April 1991, the basic fee for Pacific European Growth Fund has been subject to a performance adjustment. The adjustment is computed monthly by comparing the performance of the fund relative to the Morgan Stanley Capital International EAFE Index, over the preceding 12 month period. For each percentage point the fund outperforms or underperforms the EAFE Index the monthly fee is

--------------------------------------------------------------------------------

9                                      1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------
                      increased or decreased by 0.05% (on an annual basis) up to a maximum of 0.25% (on an annual basis) of the fund's average daily net assets. During the six months ended March 31, 1997, the performance adjustment decreased the management fee by $153,582.

                      Edinburgh Fund Managers plc has been retained by Piper Capital as the subadviser of Pacific-European Growth Fund and is paid a fee equal to 65% of the basic investment management fee plus or minus 90% of the performance adjustment. Edinburgh Fund Managers plc has entered into an expense reimbursement agreement with the adviser under which it pays the adviser a monthly fee equal to 10% of the basic investment management fee. This 10% fee is a reimbursement to the adviser for certain expenses it bears in connection with the administration of Pacific-European Growth Fund. Edinburgh Fund Managers plc has been retained by Piper Capital as the subadviser of Emerging Markets Growth Fund and is paid a fee equal to 0.50% of the fund's average daily net assets.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ended September 30, 1997, are stated below as a percent of average daily net assets attributable to such shares.

                                                EMERGING MARKETS            PACIFIC-EUROPEAN
                                                   GROWTH FUND                GROWTH FUND
                                               -------------------   ------------------------------
                                               CLASS A    CLASS B    CLASS A    CLASS B    CLASS Y
                                               --------   --------   --------   --------   --------
Payable as a distribution fee ...............    0.25%      0.75%      0.25%      0.75%        --
Payable as a service fee ....................    0.25%      0.25%      0.25%      0.25%        --
                                               --------   --------   --------   --------   --------
  Total distribution and service fees .......    0.50%      1.00%      0.50%      1.00%        --
                                               --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------
  Total distribution and service fees after
    voluntary limitation ....................    0.33%      1.00%      0.33%      1.00%        --
                                               --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the six month period ended March 31, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                EMERGING
                                                MARKETS
                                                 GROWTH     PACIFIC-EUROPEAN
                                                  FUND        GROWTH FUND
                                               ----------   ----------------
Piper Jaffray ...............................    $9,934         $46,720
Piper Trust .................................        --           5,578
                                               ----------   ----------------
                                                 $9,934         $52,298
                                               ----------   ----------------
                                               ----------   ----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, the funds are responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and

--------------------------------------------------------------------------------

10                                     1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------
                      expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ending September 30, 1997, Piper Capital is voluntarily limiting total fees and expenses for Emerging Markets Growth Fund to annual rates of 2.00% and 2.67% of average daily net assets attributable to such shares for Class A and Class B, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(7) CAPITAL LOSS
    CARRYOVERS
 ................................
                      For federal income tax purposes, the funds had capital loss carryovers at September 30, 1996, which, if not offset by subsequent capital gains, will expire as noted. Of the total capital loss carryover for Emerging Markets Growth Fund, utilization of $6,562,064 is limited to $820,258 per year. Due to limits on utilization of the capital loss carryovers which Pacific-European Growth Fund acquired in the acquisition described in note 8, $2,190,585 of net realized gains could not be offset by these capital loss carryovers during the seven months ended September 30, 1996. The utilization of these capital loss carryovers is limited to $1,065,056 per year.

                                                   CAPITAL
                                                    LOSS           EXPIRATION
                                                 CARRYOVERS           DATE
                                                 -----------     --------------
Emerging Markets Growth Fund ................    $6,797,045      2003 and 2004
Pacific-European Growth Fund ................    $2,190,585           2003

(8) ACQUISITION
 ................................
                      On June 21, 1996, the Pacific-European Growth Fund acquired all of the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund (Hercules Funds) in a tax-free reorganization approved by the Hercules Funds' shareholders on June 18, 1996. The fund issued 759,622 shares in exchange for net assets of $10,146,587 of Hercules European Value Fund and 1,379,503 shares for net assets of $18,426,580 of Hercules Pacific Basin Value Fund. Included in the net assets acquired was $1,106,240 in unrealized appreciation and $2,940,783 in accumulated losses. The aggregate net assets of the combined fund following the transaction totalled $190,869,104.

--------------------------------------------------------------------------------

11                                     1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING MARKETS GROWTH FUND

                                                                          CLASS A
                                                 ----------------------------------------------------------
                                                 (Unaudited)
                                                   Six         Three
                                                  Months       Months
                                                  Ended        Ended             Year Ended June 30,
                                                  March       September    --------------------------------
                                                 31, 1997     30, 1996     1996(c)      1995       1994(d)
                                                 --------     --------     -------     -------     --------
PER-SHARE DATA
Net asset value, beginning of period ........    $  8.85      $  8.84      $ 7.20      $  9.14     $  10.00
                                                 --------     --------     -------     -------     --------
Operations:
  Net investment income (loss) ..............      (0.03)          --        0.01           --         0.01
  Net realized and unrealized gains (losses)
    on investments ..........................       1.18         0.01        1.63        (1.94)       (0.87)
                                                 --------     --------     -------     -------     --------
    Total from operations ...................       1.15         0.01        1.64        (1.94)       (0.86)
                                                 --------     --------     -------     -------     --------
Distributions to shareholders:
  From net investment income ................      (0.01)          --          --           --           --
                                                 --------     --------     -------     -------     --------
Net asset value, end of period ..............    $  9.99      $  8.85      $ 8.84      $  7.20     $   9.14
                                                 --------     --------     -------     -------     --------
                                                 --------     --------     -------     -------     --------
SELECTED INFORMATION
Total return (a) ............................      12.94%        0.11%      22.78%      (21.23)%      (8.60)%
Net assets at end of period (in millions) ...    $    17      $    14      $   14      $    23     $     28
Ratio of expenses to average daily net
  assets ....................................       2.00%(f)     2.00%(f)    2.00%        2.00%        2.00%(f)
Ratio of net investment income (loss) to
  average daily net assets ..................      (0.69)%(f)    0.26%(f)    0.15%       (0.03)%       0.14%(f)
Average commission rate paid on portfolio
  transactions (b) ..........................    $0.0005      $0.0009         n/a          n/a          n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................         82%           0%        140%         161%          78%
Ratios before waivers by the adviser and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................       3.41%(f)     4.09%(f)    3.54%        3.47%        3.10%(f)
  Ratio of net investment income (loss) to
    average daily net assets before
    waivers .................................      (2.10)%(f)   (1.83)%(f)  (1.39)%      (1.50)%      (0.96)%(f)

                                                 CLASS B
                                               -----------
                                               (Unaudited)
                                                 Period
                                                  Ended
                                                March 31,
                                                 1997(e)
                                               -----------
PER-SHARE DATA
Net asset value, beginning of period ........    $ 10.13
                                               -----------
Operations:
  Net realized and unrealized loss on
    investments .............................      (0.15)
                                               -----------
Net asset value, end of period ..............    $  9.98
                                               -----------
                                               -----------
SELECTED INFORMATION
Total return (a) ............................      (1.48)%
Net assets at end of period (in
  thousands) ................................    $    80
Ratio of expenses to average daily net
  assets ....................................       2.65%(f)
Ratio of net investment income to average
  daily net assets ..........................       0.04%(f)
Average commission rate paid on portfolio
  transactions (b) ..........................    $0.0005
Portfolio turnover rate (excluding short-term
  securities) ...............................         82%
Ratios before waivers by the adviser:
  Ratio of expenses to average daily net
    assets before waivers ...................       3.92%(f)
  Ratio of net investment income (loss) to
    average daily net assets before
    waivers .................................      (1.23)%(f)

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(C) EMERGING MARKETS GROWTH FUND COMMENCED OPERATIONS AND ACQUIRED THE NET ASSETS OF HERCULES LATIN AMERICAN VALUE FUND ON JUNE 21, 1996, VIA A TAX-FREE REORGANIZATION. EMERGING MARKETS GROWTH FUND HAD NO ASSETS OR LIABILITIES PRIOR TO THE ACQUISITION. CONSEQUENTLY, THE INFORMATION PRESENTED FOR EMERGING MARKETS GROWTH FUND PRIOR TO JUNE 21, 1996 REPRESENTS THE FINANCIAL HISTORY OF HERCULES LATIN AMERICAN VALUE FUND.
(D) COMMENCEMENT OF OPERATIONS OF HERCULES LATIN AMERICAN VALUE FUND WAS NOVEMBER 9, 1993
(E)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(F)  ANNUALIZED.

--------------------------------------------------------------------------------

12                                     1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

PACIFIC-EUROPEAN GROWTH FUND

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 (Unaudited)
                                                   Six
                                                  Months
                                                  Ended       Seven Months Ended                Year Ended February 28,
                                                  March          September 30,        -------------------------------------------
                                                 31, 1997           1996(b)            1996        1995        1994       1993(d)
                                                 --------     -------------------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $ 12.94      $            13.86      $ 12.73     $ 15.44     $ 10.81     $10.53
                                                 --------             ----------      -------     -------     -------     -------
Operations:
  Net investment income (loss) ..............      (0.05)                   0.07         0.05       (0.03)      (0.03)        --
  Net realized and unrealized gains (losses)
    on investments ..........................      (0.15)                  (0.28)        2.03       (1.63)       4.72       0.28
                                                 --------             ----------      -------     -------     -------     -------
    Total from operations ...................      (0.20)                  (0.21)        2.08       (1.66)       4.69       0.28
                                                 --------             ----------      -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................      (0.05)                     --        (0.05)         --          --         --
  From net realized gains on investments ....      (0.29)                  (0.71)       (0.90)      (1.05)      (0.06)        --
  Tax return of capital .....................         --                      --           --          --          --         --
                                                 --------             ----------      -------     -------     -------     -------
    Total distributions to shareholders .....      (0.34)                  (0.71)       (0.95)      (1.05)      (0.06)        --
                                                 --------             ----------      -------     -------     -------     -------
Net asset value, end of period ..............    $ 12.40      $            12.94      $ 13.86     $ 12.73     $ 15.44     $10.81
                                                 --------             ----------      -------     -------     -------     -------
                                                 --------             ----------      -------     -------     -------     -------
SELECTED INFORMATION
Total return (a) ............................      (1.55)%                 (1.66)%      16.70%     (11.09)%     43.45%      2.66%
Net assets at end of period (in millions) ...    $    99      $              172      $   163     $   154     $   166     $   60
Ratio of expenses to average daily net
  assets ....................................       1.64%(f)                1.64%(f)     1.55%       1.76%       1.81%      2.25%
Ratio of net investment income (loss) to
  average daily net assets ..................      (0.77)%(f)               0.29%(f)     0.36%      (0.19)%     (0.29)%     0.03%
Average commission rate paid on portfolio
  transactions (c) ..........................    $0.0224      $           0.0173          n/a         n/a         n/a        n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................         30%                     49%          65%         57%         52%        59%
Ratios before waivers by the adviser and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................       1.83%(f)                1.83%(f)     1.73%       1.98%       2.01%      2.59%
  Ratio of net investment income (loss) to
    average daily net assets before
    waivers .................................      (0.96)%(f)               0.10%(f)     0.18%      (0.41)%     (0.49)%    (0.31)%


                                                1992
                                               -------
PER-SHARE DATA
Net asset value, beginning of period ........  $ 10.18
                                               -------
Operations:
  Net investment income (loss) ..............     0.06
  Net realized and unrealized gains (losses)
    on investments ..........................     0.37
                                               -------
    Total from operations ...................     0.43
                                               -------
Distributions to shareholders:
  From net investment income ................    (0.06)
  From net realized gains on investments ....       --
  Tax return of capital .....................    (0.02)
                                               -------
    Total distributions to shareholders .....    (0.08)
                                               -------
Net asset value, end of period ..............  $ 10.53
                                               -------
                                               -------
SELECTED INFORMATION
Total return (a) ............................     4.44%
Net assets at end of period (in millions) ...  $    36
Ratio of expenses to average daily net
  assets ....................................     1.92%
Ratio of net investment income (loss) to
  average daily net assets ..................     0.60%
Average commission rate paid on portfolio
  transactions (c) ..........................      n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................       69%
Ratios before waivers by the adviser and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................      n/a
  Ratio of net investment income (loss) to
    average daily net assets before
    waivers .................................  n/a

                                                 CLASS B       CLASS Y
                                               -----------   -----------
                                               (Unaudited)   (Unaudited)
                                                 Period        Period
                                                  Ended         Ended
                                                March 31,     March 31,
                                                 1997(e)       1997(e)
                                               -----------   -----------
PER-SHARE DATA
Net asset value, beginning of period ........    $ 12.55       $ 12.55
                                               -----------   -----------
Operations:
  Net investment loss .......................      (0.01)           --
  Net realized and unrealized loss on
    investments .............................      (0.14)        (0.15)
                                               -----------   -----------
    Total from operations ...................      (0.15)        (0.14)
                                               -----------   -----------
Net asset value, end of period ..............    $ 12.40       $ 12.40
                                               -----------   -----------
                                               -----------   -----------
SELECTED INFORMATION
Total return (a) ............................      (1.20)%       (1.20)%
Net assets at end of period (in thousands and
  millions for Class B and Class Y,
  respectively) .............................    $    25       $    17
Ratio of expenses to average daily net
  assets ....................................       2.46%(f)      1.46%(f)
Ratio of net investment income (loss) to
  average daily net assets ..................      (0.23)%(f)      0.48%(f)
Average commission rate paid on portfolio
  transactions (c) ..........................    $0.0224       $0.0224
Portfolio turnover rate (excluding short-term
  securities) ...............................         30%           30%

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) ON JUNE 21, 1996, THE FUND ACQUIRED THE NET ASSETS OF HERCULES EUROPEAN VALUE FUND AND HERCULES PACIFIC BASIN VALUE FUND VIA A TAX-FREE REORGANIZATION.
(C) DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(D) THE FUND CONVERTED FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY ON AUGUST 31, 1992. INFORMATION FOR PERIODS PRIOR TO CONVERSION IS BASED ON THE FUND'S OPERATIONS AS A CLOSED-END FUND. FISCAL 1993 EXPENSES INCLUDE 0.32% RELATED TO CONVERTING TO AN OPEN-END FUND.
(E)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(F)  ANNUALIZED.

--------------------------------------------------------------------------------

13                                     1997 Semiannual Report - Piper
                                     International Growth Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND                                      March 31, 1997
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (82.4%):
  ARGENTINA (2.8%):
      Banco Frances del Rio de la Plata ADR - banking and
        financial services ..............................        6,702(b)   $    201,060
      Perez Companc Class B - oil and gas ...............       34,421           266,803
                                                                            ------------
                                                                                 467,863
                                                                            ------------

  BRAZIL (8.9%):
      Centrais Eletricas Brasileiras (Electrobras) -
        utilities .......................................      905,958           369,081
      Paranaense de Energia Copel - utilities               23,000,000           347,039
      Telecomunicacoes Brasileiras (Telebras) -
        telecommunications ..............................    3,248,300           325,320
      Telecomunicacoes Brasileiras (Telebras) ADR -
        telecommunications ..............................        4,400(b)        450,450
                                                                            ------------
                                                                               1,491,890
                                                                            ------------

  CHILE (5.0%):
      Cervecerias Unidas ADR - brewer and distiller .....       12,500           246,875
      Chilectra ADR - utilities .........................        6,500           410,904
      Telecomunicaciones de Chile ADR -
        telecommunications ..............................        5,911           169,941
                                                                            ------------
                                                                                 827,720
                                                                            ------------

  CHINA (1.6%):
      Quingling Motors - automobile .....................      490,000           260,850
                                                                            ------------

  EGYPT (0.8%):
      Al-Ahram Beverages GDR - brewers and distillers ...        6,680           126,586
                                                                            ------------

  GHANA (1.1%):
      Guinness Ghana - brewers and distillers ...........      354,889            66,147
      Pioneer Tobacco - tobacco .........................    1,500,000           121,728
                                                                            ------------
                                                                                 187,875
                                                                            ------------

  GREECE (1.6%):
      Goody's - food and beverage .......................       11,770           259,567
                                                                            ------------

  HONG KONG (3.4%):
      China Overseas Land and Investment - real
        estate ..........................................      560,000           303,535
      China Travel International Investment Hong Kong -
        transportation ..................................      550,000           264,399
                                                                            ------------
                                                                                 567,934
                                                                            ------------

  HUNGARY (2.4%):
      BorsodChem GDR - chemicals ........................        4,870           178,973
      OTP Bank GDR - banking and financial services .....        9,700           213,400
                                                                            ------------
                                                                                 392,373
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------

  INDIA (2.5%):
      Mahindra & Mahindra GDR - automobiles .............       19,300      $    226,775
      Videsh Sanchar Nigam 144A ADR -
        telecommunications ..............................       10,400(c)        183,560
                                                                            ------------
                                                                                 410,335
                                                                            ------------

  INDONESIA (4.0%):
      Indofood Sukses Makmur - food and beverage ........      128,000           282,549
      Telekomunikasi Indonesia - telecommunications .....      250,000           382,653
                                                                            ------------
                                                                                 665,202
                                                                            ------------

  MALAYSIA (16.8%):
      Guinness Anchor - brewers and distillers ..........      160,000           368,002
      Kentucky Fried Chicken Malaysia - food and
        beverage ........................................       71,000           332,331
      Malayan Banking - banking and financial
        services ........................................       20,000           227,983
      Malayan Cement - construction and construction
        materials .......................................      212,500           437,305
      Malaysia Assurance Alliance - insurance ...........       50,000           288,510
      Malaysian Pacific Industries - paper products .....       73,000           294,563
      MBM Resources - automobile parts ..................       97,000           266,156
      Tan Chong Motor - automobile ......................      180,000           348,633
      Tenaga Nasional - utilities .......................       52,000           253,889
                                                                            ------------
                                                                               2,817,372
                                                                            ------------

  MEXICO (8.7%):
      Cemex Class B - construction and construction
        materials .......................................       74,000           299,519
      Corporacion GEO Class B - real estate                     58,900(b)        281,611
      Fomento Economico Mexicano (Femsa) Class B - food
        and beverage                                            65,500(b)        290,798
      Grupo Carso Class A1 - diversified holding
        company .........................................       23,179(b)        136,330
      Grupo Financiero Banorte Class B - banking and
        financial services ..............................      455,625(b)        462,194
                                                                            ------------
                                                                               1,470,452
                                                                            ------------

  PAKISTAN (0.6%):
      Hub Power GDR - utilities .........................        4,200            97,650
                                                                            ------------

  PAPUA NEW GUINEA (1.8%):
      Orogen Minerals - mining ..........................      120,000           292,039
                                                                            ------------

  PERU (0.6%):
      Telefonica del Peru Class B -
        telecommunications ..............................       48,100           106,647
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

14                                     1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND
(CONTINUED)

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
  PHILIPPINES (4.2%):
      Belle - real estate ...............................    1,100,000      $    350,465
      San Miguel Class B - brewers and distillers .......      100,000           347,051
                                                                            ------------
                                                                                 697,516
                                                                            ------------

  RUSSIA (1.8%):
      Gazprom ADR - oil and gas .........................       11,650           189,021
      Vimpel-Communications ADR - telecommunications ....        3,400           108,800
                                                                            ------------
                                                                                 297,821
                                                                            ------------

  SOUTH AFRICA (6.2%):
      JD Group - consumer goods .........................       40,000           228,507
      Johnnies Industrial - mining ......................       17,500           235,577
      Persetel - technology .............................       25,000           156,109
      Sasol - oil and gas ...............................       27,000           288,631
      South Africa Breweries ADR - brewers and
        distillers ......................................        4,000           126,680
                                                                            ------------
                                                                               1,035,504
                                                                            ------------

  SOUTH KOREA (1.2%):
      Kookmin Bank GDR - banking ........................       11,000           194,700
                                                                            ------------

  TAIWAN (2.1%):
      Yang Ming Marine Transportation GDR -
        transportation ..................................       26,000           345,800
                                                                            ------------

  THAILAND (3.5%):
      Hana Microelectronics - electronics ...............       55,000           322,096
      PTT Exploration and Production - oil and gas ......        7,000            91,697
      Tipco Asphalt -construction and construction
        materials .......................................       41,000           173,762
                                                                            ------------
                                                                                 587,555
                                                                            ------------

  ZIMBABWE (0.8%):
      NMBZ Holdings - banking ...........................       65,000           138,707
                                                                            ------------

        Total Common Stock
          (cost: $12,094,158)  ..........................                     13,739,958
                                                                            ------------

PREFERRED STOCK (7.1%):
  BRAZIL (7.1%):
      Banco Bradesco - banking and financial services ...   30,000,032           245,002
      Cervejaria Brahma - food and beverage                    400,730           260,754
      Mesbla - retail ...................................    1,300,000             6,130

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

      Petroleo Brasileiro - oil and gas .................    1,616,500      $    321,654
      Refrigeracao Parana (Refripar) - consumer goods ...          700                 1
      Usinas Siderurgica de Minas Gerais (Usiminas) -
        metal products ..................................  312,731,474           353,902
                                                                            ------------
                                                                               1,187,443
                                                                            ------------

        Total Preferred Stock
          (cost: $1,205,163)  ...........................                      1,187,443
                                                                            ------------

CORPORATE NOTES AND BONDS (0.6%):
      Zhenhai Refining and Chemical, convertible bond -
        oil and gas, 3.0%, 12/19/03
        (cost: $100,000) ................................  $   100,000           106,050
                                                                            ------------

WARRANTS AND RIGHTS (0.0%):
      Indofood Sukses Makmur rights - food products,
        6/14/97
        (cost: $0) ......................................       32,000                --
                                                                            ------------

        Total Investments in Securities
          (cost: $13,399,321)(d)  .......................                   $ 15,033,451
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENT IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD TO ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS. SECURITIES ARE TREATED AS LIQUID AFTER HAVING BEEN DETERMINED TO BE LIQUID BY THE BOARD OF DIRECTORS.
(D) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 2,234,878
      GROSS UNREALIZED DEPRECIATION ......     (600,748)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 1,634,130
                                            -----------
                                            -----------

--------------------------------------------------------------------------------

15                                     1997 Semiannual Report - Piper
                                     International Growth Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND                                      March 31, 1997
 .......................................................................................

                                                              Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (94.9%):
  ARGENTINA (0.7%):
      Inversiones y Representaciones (IRSA) GDR - real
        estate ..........................................        10,900(b)  $    406,025
      Telecom Argentina ADR - telecommunications ........         8,600          395,600
                                                                            ------------
                                                                                 801,625
                                                                            ------------

  AUSTRALIA (1.7%):
      Lend Lease - financial services ...................        40,000          686,448
      Reinsurance Australia - insurance .................       148,000          498,095
      WMC - mining ......................................       125,000          790,938
                                                                            ------------
                                                                               1,975,481
                                                                            ------------

  BRAZIL (1.0%):
      Telecomunicacoes Brasileiras (Telebras) ADR -
        telecommunications ..............................        10,900        1,115,888
                                                                            ------------

  CHILE (0.5%):
      Enersis ADR - utilities ...........................        19,500          619,125
                                                                            ------------

  FRANCE (9.3%):
      AXA - insurance ...................................        35,271        2,333,640
      Pinault - Printemps Redoute - retail .                      4,980        2,141,745
      Rhone-Poulenc Class A - pharmaceuticals ...........        65,120        2,202,299
      Schneider - electronics ...........................        33,400        1,911,285
      Total Class B - oil and gas .......................        25,500        2,206,495
                                                                            ------------
                                                                              10,795,464
                                                                            ------------

  GERMANY (10.5%):
      Bayer - diversified industrial and conglomerate ...        56,900        2,387,199
      Deutsche Bank - banking and financial services ....        35,200        1,987,987
      Hoechst - chemicals ...............................        52,750        2,132,698
      Mannesmann - industrial machinery manufacturing ...         4,135        1,575,415
      Siemens - electronics .............................        29,900        1,604,674
      Thyssen - metal products ..........................         3,170          716,127
      Veba - diversified industrial and conglomerates ...        29,900        1,711,890
                                                                            ------------
                                                                              12,115,990
                                                                            ------------

  HONG KONG (4.8%):
      Beijing Datang Power Generation - utilities .......       326,000          130,422
      Cheung Kong - real estate .........................       160,000        1,409,269
      Dao Heng Bank Group - banking and financial
        services ........................................       165,000          753,804
      Hutchison Whampoa - diversified holding company ...       130,000(b)       977,261
      Hysan Development - real estate ...................       170,000          508,989
      New World Development - real estate ...............       115,000(b)       620,362

                                                              Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  ------------     ------------
      Shenzhen Expressway Class H - transportation ......       722,000     $    225,954
      Wharf Holdings - real estate ......................       240,000(b)       918,348
                                                                            ------------
                                                                               5,544,409
                                                                            ------------

  INDIA (0.3%):
      Hindalco Industries GDR - metal products ..........        10,000(b)       325,650
                                                                            ------------

  INDONESIA (0.8%):
      Bank Danamon Indonesia - banking .                        250,000          286,339
      Bank International Indonesia - banking and
        financial services ..............................       586,483          445,786
      Hanjeya Mandala Sampoerna - tobacco ...............        50,000          234,277
                                                                            ------------
                                                                                 966,402
                                                                            ------------

  ITALY (1.2%):
      Ente Nazionale Idrocarburi (ENI) - oil and gas ....       279,100        1,414,696
                                                                            ------------

  JAPAN (28.6%):
      Bank of Tokyo - Mitsubishi - banking                       45,000          702,386
      Circle K Japan - retail ...........................        31,200(b)     1,312,091
      DDI - telecommunications ..........................           241        1,522,208
      Fujikura - telecommunications .....................       180,000        1,288,314
      Hankyu Department Stores - retail .................       136,000        1,060,283
      Hitachi - electronics .............................       270,000        2,401,941
      Ichiyoshi Securities - financial services .........       163,000          461,383
      Kyocera - electronics .............................        36,000(b)     2,043,833
      Matsushita Electric Works - construction and
        construction materials ..........................       100,000          913,870
      Mitsui & Co. - diversities industrial and
        conglomerates ...................................       238,000        1,747,707
      Mitsui Fudosan - real estate ......................       123,000(b)     1,273,271
      Mori Seiki - industrial machinery and
        manufacturing ...................................       100,000        1,374,848
      Murata Manufacturing - electronics                         50,000        1,795,390
      Nihon Cement - construction and construction
        materials .......................................       344,000        1,457,792
      Nippon Steel - metal products .....................       750,000        2,062,273
      Nippon Telephone and Telegraph -
        telecommunications ..............................           247        1,739,887
      Nissan Motor - automobiles ........................       266,000        1,602,669
      Nomura - financial services .......................       118,000        1,307,400
      Sekisui Chemical - chemicals ......................       135,000        1,331,985
      Showa - automobile parts ..........................       150,000        1,105,135
      Softbank - technology .............................        22,100        1,403,033
      Sumitomo Trust and Banking - financial services ...       130,000        1,040,841
      Terumo - pharmaceuticals ..........................       110,000        1,556,814
      Topre - automobiles ...............................        92,000          560,259
                                                                            ------------
                                                                              33,065,613
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

16                                     1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                              Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  ------------     ------------
  MALAYSIA (1.8%):
      Guinness Anchor - brewers and distillers ..........       120,000     $    276,001
      IOI - agribusiness ................................       180,000          299,243
      Malayan Banking - banking and financial
        services ........................................        26,000          296,378
      Malayan Cement - construction and construction
        materials .......................................       250,000          514,476
      Sunway Building Technology - building and building
        materials .......................................        42,000          159,306
      Tenaga Nasional - utilities .......................       100,000          488,248
                                                                            ------------
                                                                               2,033,652
                                                                            ------------

  MEXICO (1.0%):
      Cemex Class CPO - construction and construction
        materials .......................................        83,000          304,452
      Fomento Economico Mexicano (Femsa) Class B - food
        and beverage ....................................        60,000          266,380
      Gruma Class B - food and beverage .                        72,800          359,120
      Grupo Financiero Banamex Accival (Banacci) Class B
        - banking and financial services ................       115,000          264,736
                                                                            ------------
                                                                               1,194,688
                                                                            ------------

  NETHERLANDS (7.2%):
      Fortis Amev - insurance ...........................        48,000        1,867,476
      Koninklijke Ahold - retail ........................        32,000        2,225,983
      Royal PTT Netherland - telecommunications .........        45,000        1,664,538
      Verenigde Nederlandse Uitgeversbedrijven Verenigd
        Bezit (VNU) - printing and publishing ...........       122,500        2,516,632
                                                                            ------------
                                                                               8,274,629
                                                                            ------------

  PAPUA NEW GUINEA (0.4%):
      Orogen Minerals - mining ..........................       195,000          474,563
                                                                            ------------

  SINGAPORE (2.2%):
      City Developments - real estate ...................        80,400          712,440
      Development Bank of Singapore - financial
        services ........................................        76,000(b)       883,904
      United Overseas Bank - banking and financial
        services ........................................        88,000          901,627
                                                                            ------------
                                                                               2,497,971
                                                                            ------------

  SWEDEN (1.3%):
      Pharmacia & Upjohn - pharmaceuticals ..............        40,000(b)     1,534,138
                                                                            ------------

  SWITZERLAND (6.4%):
      Brown Boveri - diversified holding company ........         1,110(b)     1,328,927
      Ciba Specialty Chemicals - chemicals ..............         1,360          112,000
      Nestle - food and beverages .......................         2,020(b)     2,355,502

                                                              Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  ------------     ------------
      Novartis - pharmaceuticals ........................         1,360     $  1,680,941
      Roche Holdings - pharmaceuticals ..................           225(b)     1,937,803
                                                                            ------------
                                                                               7,415,173
                                                                            ------------

  THAILAND (0.4%):
      Electricity Generating (EGCO) - utilities .........       205,000          501,541
                                                                            ------------

  UNITED KINGDOM (14.8%):
      Abbott Mead Vickers - advertising .................        57,000          717,180
      Bass - brewers and distillers .....................        48,000          641,761
      BBA - automobiles .................................       145,000          860,433
      Bluebird Toys - consumer goods ....................        90,500          288,941
      British Aerospace - aerospace .....................        48,000        1,075,117
      British Petroleum - oil and gas ...................       100,000        1,159,720
      British Telecom - telecommunications ..............       121,000          884,859
      Capital Shopping Centers - real estate ............       155,000          926,134
      General Electric - electronics ....................       120,000          735,720
      Glaxo Wellcome - pharmaceuticals .                         41,000          751,421
      Granada - entertainment ...........................        70,000        1,054,253
      HSBC Holdings - banking and financial services ....        26,500          648,146
      Legal & General Group - insurance .................       140,000          896,259
      Lloyds TSB Group - banking and financial
        services ........................................       130,000        1,065,908
      Marks & Spencers - retail .........................       119,400          955,476
      MFI Furniture Group - consumer goods ..............       310,000          732,766
      Scholl - consumer goods ...........................       110,000          566,974
      SeaPerfect - food and beverage ....................        90,497(b)            --
      Stagecoach Holdings - transportation ..............        57,000          634,842
      Telspec - telecommunications ......................        45,000          184,669
      TI Group - mechanical engineering .................        90,000          819,929
      Yorkshire Chemicals - chemicals ...................       100,000          384,111
      Zeneca - pharmaceuticals ..........................        39,000        1,128,326
                                                                            ------------
                                                                              17,112,945
                                                                            ------------

        Total Common Stock
          (cost: $107,800,180)  .........................                    109,779,643
                                                                            ------------

PREFERRED STOCK (0.8%):
  BRAZIL (0.8%):
      Centrais Electricas Brasileiras (Electrobras) -
        utilities
        (cost: $708,654) ................................        42,850          919,390
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

17                                     1997 Semiannual Report - Piper
                                     International Growth Funds

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                       Amount         Value (a)
---------------------------------------------------------  ------------     ------------
CORPORATE NOTES AND BONDS (1.2%):
      FUJI Bank, convertible bond - banking, 0.25%,
        2/1/02
        (cost: $1,593,626) ..............................   180,000,000(d)  $  1,381,115
                                                                            ------------

WARRANTS AND RIGHTS (0.1%):
      Five Arrow Chile Fund Warrants - closed-end fund,
        1/17/00 .........................................        80,000           32,800
      Bank Internasional Indonesia Warrants - banking and
        financial services, 6/1/99 ......................        74,354           26,323
                                                                            ------------

        Total Warrants and Rights
          (cost: $0)  ...................................                         59,123
                                                                            ------------

SHORT-TERM SECURITIES (1.4%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/97, interest of $292, 6.53%, 4/1/97
        (cost: $1,610,000) ..............................  $  1,610,000        1,610,000
                                                                            ------------

        Total Investments in Securities
          (cost: $111,712,460)(e)  ......................                   $113,749,271
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  PRINCIPAL AMOUNT STATED IN JAPANESE YEN.
(E) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 14,057,674
      GROSS UNREALIZED DEPRECIATION ......   (12,020,863)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,036,811
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

18                                     1997 Semiannual Report - Piper
                                     International Growth Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      SUB ADVISER
                      Edinburgh Fund Managers plc
                      DONALDSON HOUSE, 97 HAYMARKET TERRACE,
                      EDINBURGH, SCOTLAND EH12 5HD

                      CUSTODIAN
                      Investors Fiduciary Trust Company (Emerging Markets Growth
                          Fund)
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716
                      First Trust National Association (Pacific-European Growth
                          Fund)
                      180 EAST FIFTH STREET, ST. PAUL, MN 55101

                      ACCOUNTING AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      TRANSFER AND DIVIDEND DISBURSING AGENTS
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716 Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804 Piper Trust Company
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

19                                     1997 Semiannual Report - Piper
                                     International Growth Funds

                                 SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

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benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.
--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You can open a Piper Fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper Funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper Fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper Funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper Funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper Fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper Fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.


* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


                         28  1997 Semiannual Report - International Growth Funds

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------


ASSET ALLOCATION
Asset allocation is the process of dividing investment funds among categories of assets, such as cash equivalents, stocks, bonds, and such tangible assets as real estate, precious metals and collectables. The term also applies to subcategories such as government, municipal and corporate bonds, and industry groupings of common stocks. Asset allocation affects both risk and return and is a central concept in personal financial planning and investment management.

BENCHMARK
An established basis of comparison for an investment's performance. Benchmarks may be an unmanaged market index or a group of similar investments.

BLUE-CHIP STOCK
Stock of a nationally-known company with a long record of profit growth and dividend payment and a reputation for quality management, products and services.

CORRECTION
Reverse movement, usually downward, in the price of a stock.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

UNDERWEIGHTED OR UNDERWEIGHTING
In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector or stock than its benchmark.

VALUATIONS
The determined or estimated value of a
particular stock.


FOR MORE INFORMATION

BY PHONE [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:
10  for Emerging Markets Growth Fund
11  for Pacific-European Growth Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.


ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

International Growth Funds


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PIPER FUNDS  222 South Ninth Street
Minneapolis, MN 55402-3804
PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

#20100  5/1997  151-97


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